UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2022

KINGSWOOD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39700	85-2432410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Battery Place, Room 625

New York, New York 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-fourths of one redeemable warrant	KWAC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	KWAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	KWAC WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2022, the Company filed an amendment to the second amended and restated certificate of incorporation of Kingswood Acquisition Corp. (the “Company”) with the Secretary of the State of Delaware (the “Amendment”). The material terms of the Amendment are fully described in the Company’s definitive proxy statement filed with the Commission on Schedule 14A on May 6, 2022, and which such terms are hereby incorporated by reference. The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2022, the Company convened its special meeting in lieu of an annual meeting of stockholders (the “Special Meeting”) virtually, solely with respect to the voting on the proposal to extend the date by which the Company must complete its initial business combination (“Business Combination”) from May 24, 2022 to November 24, 2022 (the “Extension Amendment Proposal”). A total of 14,479,000 shares of the Company’s Class A common stock and Class B common stock, or 79% of the Company’s outstanding stock as of May 18, 2022, the record date for the Special Meeting, were represented virtually or by proxy at the Special Meeting.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting on May 18, 2022.

Extension Amendment Proposal

To consider and vote upon the Extension Amendment Proposal to amend the Company’s second amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 24, 2022 to November 24, 2022 (the “Proposed Transaction”); a copy of the proposed amendment to the Company’s second amended and restated certificate of incorporation to effectuate the Extension is attached to the Proxy statement as Annex A.

The Extension Amendment Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
9,884,444	1,535,252	0

The Adjournment Proposal

To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Adjournment Proposal was not acted upon at the Special Meeting.

Item 8.01	Other Events.

Business Combination Extension

On April 13, 2022, Company notified Continental Stock Transfer & Trust Company that it was exercising its option to extend the time available to consummate a Business Combination by an additional 6 months, thereby extending the de-SPAC deadline from May 24, 2022 to November 24, 2022. Furthermore, in accordance with the Investment Management Trust Agreement between Company and Continental Stock Transfer & Trust Company, dated November 19, 2020, Company authorized the trustees to deposit $60,969 into the trust account on or about May 18, 2022.

Disclaimer

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Transactions

In connection with the Special Meeting, Company has filed with the SEC and sent to its stockholders a definitive proxy statement. COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, IN CONNECTION WITH COMPANY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO APPROVE THE EXTENSION AMENDMENT PROPOSAL AND THE OTHER PROPOSALS SET FORTH THEREIN, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. The definitive proxy statement has been mailed to Company’s stockholders as of the record date for the Special Meeting. Company’s stockholders can also obtain copies of the definitive proxy statement, and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Kingswood Acquisition Corp., Michael Nessim, Chief Executive Officer, 17 Battery Place, Room 625, New York, NY 10004; Tel: (212) 404-7002; mnessim@kingswoodus.com.

Participants in the Solicitation

Company and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Company’s stockholders in connection with the Special Meeting. COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2022. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO COMPANY’S STOCKHOLDERS IN CONNECTION WITH THE (A) SPECIAL MEETING IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT THAT COMPANY HAS FILED FOR THE SPECIAL MEETING AND OTHER MATTERS TO BE VOTED AT THE PROPOSED TRANSACTION SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Special Meeting is included in the definitive proxy statement that Company has filed with the SEC for the Special Meeting.

Forward Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Company’s ability to enter into a definitive business combination agreement and Company’s ability to obtain the financing necessary to consummate the potential business combination transaction. These statements are based on various assumptions and on the current expectations of Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Company. These forward- looking statements are subject to a number of risks and uncertainties, including: Company’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction; the risk that the approval of the shareholders of Company for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Company; the amount of redemption requests made by Company’s shareholders and the amount of funds remaining in Company’s trust account after satisfaction of such requests; those factors discussed in Company’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Company presently does not know or that Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Company’s expectations, plans or forecasts of future events and views as of the date hereof. Company anticipates that subsequent events and developments will cause Company’s assessments to change. However, while Company may elect to update these forward-looking statements at some point in the future, Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Company’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to Second Amended and Restated Certificate of Incorporation of the Company
99.1	Company Press Release, dated May 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWOOD ACQUISITION CORP.

	By:	/s/ Michael Nessim
		Name:	Michael Nessim
		Title:	Chief Executive Officer

Dated: May 23, 2022